UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

HUB INTERNATIONAL LIMITED

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

N/A

(2)	Aggregate number of securities to which the transaction applies:

N/A

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

N/A

(4)	Proposed maximum aggregate value of the transaction:

N/A

(5)	Total fee paid:

N/A

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

N/A

(2)	Form, Schedule or Registration Statement No.:

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(3)	Filing Party:

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(4)	Date Filed:

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THE FOLLOWING IS A LETTER TO CUSTOMERS

March 2, 2007

To our valued customers:

On February 25, 2007, Hub International Limited accepted an offer from funds managed by Apax Partners and Morgan Stanley to acquire the company. The entire senior management team is remaining in place and we are supporting the transaction by committing to re-invest a significant portion of our existing equity in the transaction.

We are all very eager to begin a new phase of our growth – and we are looking forward to our ongoing relationship with you. We will continue to provide you with the same level of service and insurance placement expertise that you have come to expect from a market leader. In short, the transaction should be totally transparent to you, as there are no changes taking place in the personnel, strategy or vision of the company.

In case you haven’t seen or heard it, we are attaching the press release announcing the transaction, which, subject to the pre-closing process, is expected to be completed by the end of June.

Thank you for your continued support. And feel free to call me if you have any questions.

Sincerely,

/s/ Martin P. Hughes

Martin P. Hughes

Chief Executive Officer

Hub International Limited

Important Additional Information will be Filed with Securities Regulators:

In connection with the proposed transaction, Hub will file a proxy statement with the Securities and Exchange Commission and Canadian securities regulators. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ARRANGEMENT AND THE PARTIES THERETO.

Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by Hub at the Securities and Exchange Commission’s Web site at http://www.sec.gov and at the Canadian securities regulators Web site at http://www.sedar.com. The proxy statement and such other documents may also be obtained for free from Hub by directing such request to Investor Relations, Hub International Limited, 55 East Jackson Boulevard, Chicago, IL 60604, telephone: (877) 402-6601.

Hub and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from Hub’s shareholders in connection with the proposed transaction. Information concerning the interests of Hub’s participants in the solicitation, which may be different than those of Hub shareholders generally, is set forth in Hub’s proxy statements and Annual Reports on Form 10-K, filed with the Securities and Exchange Commission and Canadian securities regulators, and in the proxy statement relating to the transaction when it becomes available.

END OF LETTER

THE FOLLOWING IS A LETTER TO INSURANCE CARRIERS

March 2, 2007

To our valued insurance company partners:

On February 25, 2007, Hub International Limited accepted an offer from funds managed by Apax Partners and Morgan Stanley to acquire the company. The entire senior management is remaining in place and we are supporting the transaction by committing to re-invest a significant portion of our existing equity in the transaction.

We are all very eager to begin a new phase of our growth – and we are looking forward to our ongoing relationship with you. We will continue to provide you and our clients with the same level of insurance placement expertise that you have come to expect from a market leader. In other words, this will be a seamless transaction and business as usual. In short, the transaction should be totally transparent to you, as there are no changes taking place in the personnel, strategy or vision of the company.

In case you haven’t seen or heard it, we are attaching the press release announcing the transaction, which, subject to the pre-closing process, is expected to be completed by the end of June.

Thank you for your continued support. And feel free to call me if you have any questions.

Sincerely,

/s/ Martin P. Hughes

Martin P. Hughes

Chief Executive Officer

Hub International Limited

Important Additional Information will be Filed with Securities Regulators:

In connection with the proposed transaction, Hub will file a proxy statement with the Securities and Exchange Commission and Canadian securities regulators. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ARRANGEMENT AND THE PARTIES THERETO.

Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by Hub at the Securities and Exchange Commission’s Web site at http://www.sec.gov and at the Canadian securities regulators Web site at http://www.sedar.com. The proxy statement and such other documents may also be obtained for free from Hub by directing such request to Investor Relations, Hub International Limited, 55 East Jackson Boulevard, Chicago, IL 60604, telephone: (877) 402-6601.

Hub and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from Hub’s shareholders in connection with the proposed transaction. Information concerning the interests of Hub’s participants in the solicitation, which may be different than those of Hub shareholders generally, is set forth in Hub’s proxy statements and Annual Reports on Form 10-K, filed with the Securities and Exchange Commission and Canadian securities regulators, and in the proxy statement relating to the transaction when it becomes available.

END OF LETTER

Forward Looking Statements

This Schedule 14A may contain “forward-looking statements” as defined in Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that reflect our current expectations regarding our future growth, results of operations, cash flows, performance and business prospects, and opportunities, as well as assumptions made by, and information currently available to, our management. We have used words such as “anticipate,” “believe,” “expect,” “intend,” “plan,” “project,” “will continue,” “will likely result,” and similar expressions to indicate forward-looking statements, however, these words are not the exclusive means of identifying these forward-looking statements. These statements are based on information currently available to us and are subject to various risks, uncertainties, and other factors that could cause our actual growth, results of operations, financial condition, cash flows, performance and business prospects, and opportunities to differ materially from those expressed in, or implied by, these statements, including, but not limited to: risks associated with implementing our business strategies, identifying and consummating acquisitions, successfully integrating acquired businesses, attaining greater market share, resolution of regulatory issues and litigation, including those related to compensation arrangements with insurance carriers, the possibility that the receipt of contingent compensation from insurance carriers could be prohibited, developing and implementing effective information technology systems, recruiting and retaining qualified employees, fluctuations in the demand for insurance products, fluctuations in the premiums charged by insurance carriers, with corresponding fluctuations in our premium-based revenue, fluctuations in foreign currency exchange rates, any loss of services of key executive officers, industry consolidation, increased competition in the industry, the actual costs of resolution of contingent liabilities , the passage of new federal, state or provincial legislation subjecting our business to regulation in the jurisdictions in which we operate, and those discussed in our Annual Report on Form 10-K, particularly under the caption “Risk Factors,” filed with the Securities and Exchange Commission and the Canadian securities commissions. These uncertainties and other factors also include, but are not limited to, risks associated with the transaction, including the occurrence of any event, change or other circumstances that could give rise to the termination of the Arrangement Agreement, the inability to complete the transaction due to the failure to obtain shareholder approval or the failure to satisfy other conditions to completion of the transaction, including the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, the failure to obtain the necessary debt financing arrangements set forth in commitment letters received in connection with the transaction, risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction. Many of the factors that will determine the outcome of the subject matter of this Schedule 14A are beyond Hub’s ability to control or predict. We caution readers not to place undue reliance on these forward-looking statements, which speak only as of the date of this Schedule 14A. Except as otherwise expressly required by federal or provincial securities laws, we undertake no obligation to update or publicly announce the revision of any of the forward-looking statements contained herein to reflect new information, future events, developments or changed circumstances or for any other reason.